                         Reconversion Technologies, Inc.
                        Pro Forma Combining Balance Sheet
                               September 30, 1997

                                                                                Pro forma                       Pro forma
                                               ReTech     Keystone             adjustments     Elimination     consolidated
Cash and cash equivalents                  $     1,900   $  86,515                                             $   88,415
Marketable securities                                       47,167                                                 47,167
Accounts receivable                                         48,129                                                 48,129
Due from employees and                                                                                                  -
  related parties                                           74,000                                                 74,000
Prepaid expenses                                             9,863 <4>             60,000                          69,863
Deferred income taxes                                       72,380                                                 72,380
                                       ----------------------------      -------------------------------------------------
                                                 1,900     338,054                 60,000                         399,954
Property and equipment, net                                135,135                                                135,135
Due from Liquidating Trust
  of Reconversion Tech-
  nologies of Texas, Inc.                      100,000                                                            100,000
Investment in KLI                                                  <6>            597,845        (597,845)              -
Prepaid contract                                                   <4>             60,000                          60,000
                                       ----------------------------      -------------------------------------------------
                                               101,900     473,189                717,845                         695,089
                                       ============================      =================================================

Current portion of long-term debt                           22,935                                                 22,935
Accounts payable                             2,907,347      21,638 <5>         (2,899,191)                         29,794
Accrued expenses                                            28,240 <7>            218,340                         246,580
Obligations expected to be
  paid with common stock                                           <5>          2,899,191                       2,899,191
                                       ----------------------------      -------------------------------------------------
                                             2,907,347      72,813                218,340                       3,198,500
Long-term debt less current                                 74,875                                                 74,875

Stockholders' deficit:
 Preferred stock                             3,036,223             <2>         (3,036,223)                              -
 Common stock                                    1,137          10 <1>               (992)            (10)            939
                                                                   <2>                124
                                                                   <3>                 30
                                                                   <4>                100
                                                                   <5>                290
                                                                   <6>                250

 Paid-in capital                            10,252,819     597,835 <1>                992        (597,835)        598,310
                                                                   <2>          3,036,099
                                                                   <3>             35,970
                                                                   <4>            119,900
                                                                   <5>          2,898,901
                                                                   <6>            597,595
                                                                   <7>        (16,343,966)
 Deficit                                   (16,095,626)   (272,344)<3>            (36,000)                       (278,344)
                                                                   <7>           (218,340)
                                                                   <7>         16,343,966
                                       ----------------------------      -------------------------------------------------
                                            (2,805,447)    325,501            (12,726,930)                        320,905
Stock subscription receivable                                      <5>         (2,899,191)                     (2,899,191)
                                       ----------------------------      -------------------------------------------------
                                            (2,805,447)    325,501            (15,626,121)                     (2,578,286)
                                       ----------------------------      -------------------------------------------------
                                               101,900     473,189            (15,407,781)                        695,089
                                       ============================      =================================================


Exhibit B

                        Reconversion Technologies, Inc.
                           Pro Forma Journal Entries
                               September 30, 1997

                                                                               Debit         Credit
                                   <1>
Common stock                                                                         992
Paid-in capital                                                                                     992

Record 1 for 8 reverse split of common stock

                                   <2>
Preferred stock                                                                3,036,223
Common stock                                                                                        124
Paid-in capital                                                                               3,036,099

Record conversion of preferred stock to common stock

                                   <3>
Director fees expense                                                             36,000
Common stock                                                                                         30
Paid-in capital                                                                                  35,970

Issue 300,000 shares to directors for director fees

                                   <4>
Prepaid expense - current                                                         60,000
Prepaid contract - non-current                                                    60,000
Common stock                                                                                        100
Paid-in capital                                                                                 119,900

Issue 1,000,000 shares of common stock for two-year public relations contract

                                   <5>
Accounts payable                                                               2,899,191
Obligations expected to be paid with common stock                                             2,899,191
Stock subscription receivable                                                  2,899,191
Common stock                                                                                        290
Paid-in capital                                                                               2,898,901

Segregate obligations expected to be paid with common stock and record issuance of related common stock and stock subscription receivable pending final settlement.

                                   <6>
Investment in KLI                                                                597,845
Common stock                                                                                        250
Paid-in capital                                                                                 597,595

Record acquisition of KLI for 2,500,000 shares of common stock

Exhibit B

                        Reconversion Technologies, Inc.
                           Pro Forma Journal Entries
                               September 30, 1997

                                   <7>
Administrative expenses                                                          218,340
Accrued expenses                                                                                218,340
Paid-in capital                                                               16,343,966
Deficit                                                                                      16,343,966

Accrue legal and professional services incurred and recapitalize the Company

Exhibit B

                         Reconversion Technologies, Inc.
                     Pro Forma Combining Operating Statement
                      Three Months ended September 30, 1997

                                                                                     Pro forma                        Pro forma
                                                 ReTech        Keystone             adjustments      Elimination     consolidated
Sales and revenues                               $        -   $   429,847                                              $ 429,847
Cost of sales                                                     100,098                                                100,098
                                             -----------------------------      -------------------------------------------------
Gross profit                                              -       329,749                     -                -         329,749

Other expense (income):
 Selling, general and
  administrative expense                              2,000       292,228                                                294,228

                                             -----------------------------      -------------------------------------------------
Earnings (loss) before income taxes                  (2,000)       37,521                     -                -          35,521
Deferred income taxes                                              10,000                                                 10,000
                                             -----------------------------      -------------------------------------------------
Net earnings (loss)                                  (2,000)       27,521                     -                -          25,521
                                             =============================      =================================================

Net earnings per share                                                                                                   $ 0.003
                                                                                                                 ================

Weighted average shares outstanding               6,894,043     2,500,000                                              9,394,043
                                             =============================                                       ================

Exhibit B

          Reconversion Technologies, Inc.
      Pro Forma Combining Operating Statement
             Year Ended June 30, 1997

                                                                                  Pro forma                        Pro forma
                                            ReTech        Keystone               adjustments     Elimination     consolidated
Sales and revenues                         $         -     $1,446,137                                               $ 1,446,137
Cost of sales                                                 435,708                                                   435,708
                                          ----------------------------        --------------------------------------------------
Gross profit                                         -      1,010,429                        -               -        1,010,429

Other expense (income):
 Selling, general and
  administrative expense                                    1,172,501                                                 1,172,501
 Interest expense                                              12,387                                                    12,387
                                          ----------------------------        --------------------------------------------------

Earnings (loss) before income taxes                  -       (174,459)                       -               -         (174,459)
Deferred income taxes (benefit)                               (53,044)                                                  (53,044)
                                          ----------------------------        --------------------------------------------------
Net earnings (loss)                                  -       (121,415)                       -               -         (121,415)
                                          ============================        ==================================================

Net earnings per share                                                                                                 $ (0.013)
                                                                                                               =================

Weighted average shares outstanding          6,894,043      2,500,000                                                 9,394,043
                                          ============================                                         =================


Reconversion Technologies, Inc. was in bankruptcy during the year ended June 30, 1997 and had no operations.

Exhibit B